                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[x] Definitive Proxy Statement                  Commission Only (as permitted by
[ ] Definitive Additional Materials             Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Wilmington Trust Corporation
       ------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    ------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

[WILIMINGTON TRUST LOGO]  WILMINGTON TRUST CORPORATION
                              RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                                 MARCH 5, 1998

Dear Stockholders:

     You are cordially invited to attend the Annual Stockholders' Meeting (the "Annual Meeting") of Wilmington Trust Corporation (the "Corporation") to be held on May 21, 1998.

     Enclosed is a Notice of Annual Stockholders' Meeting, Proxy Statement and Form of Proxy. At the meeting, you will be asked to consider and vote upon, among other things, the upcoming election of six directors to the Corporation's Board of Directors. The Board of Directors recommends that you vote in favor of the election of the directors described herein.

     Your vote is important regardless of the number of shares of common stock you own. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy cards as soon as possible in the postage-paid envelope which is provided. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend. I look forward to seeing you on May 21, 1998.

     Details concerning the Corporation appear in the accompanying Proxy Statement and Annual Report. Please review this information carefully.

                                            Yours truly,

                                            /s/ Ted T. Cecala

                                            Ted T. Cecala,
                                            Chairman of the Board and
                                            Chief Executive Officer

                          WILMINGTON TRUST CORPORATION
                              RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                        WILMINGTON, DELAWARE 19890-0001

             NOTICE OF ANNUAL STOCKHOLDERS' MEETING -- MAY 21, 1998

TO THE STOCKHOLDERS OF WILMINGTON TRUST CORPORATION:

     The 1998 Annual Stockholders' Meeting (the "Annual Meeting") of WILMINGTON TRUST CORPORATION will be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, on May 21, 1998 at 11:00 a.m. local time, to consider and vote upon the following proposals:

     1. To elect six directors for a term of three years, or until their successors are elected and qualified;

     2. To ratify the appointment of the Corporation's independent public accountants for the current year; and

     3. To transact any other business which may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

     You are invited to attend the Annual Meeting. Each stockholder, even though now planning to attend the Annual Meeting, is requested to sign, date and return the enclosed proxy card without delay in the enclosed, postage-paid envelope. You may revoke the proxy at any time before its exercise. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote personally on each matter brought before the meeting. Only stockholders of record at the close of business on April 3, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     The accompanying form of proxy is being solicited by the Corporation's Board of Directors. The Board of Directors does not know of any matter which will be presented for consideration at the Annual Meeting except as indicated above. If other matters are properly presented at the Annual Meeting, the persons named in the accompanying form of proxy or their duly constituted substitutes acting at the Annual Meeting will be deemed authorized to vote or otherwise act thereon in accordance with the judgment of the Board of Directors on those matters.

     The attached Proxy Statement constitutes a part of this Notice and is incorporated by reference herein. By order of the Board of Directors.

                                            /s/ Ted T. Cecala

                                            Ted T. Cecala,
                                            Chairman of the Board
                                            and Chief Executive Officer

Wilmington, Delaware
March 5, 1998

                          WILMINGTON TRUST CORPORATION

                            PROXY STATEMENT FOR THE

                          ANNUAL STOCKHOLDERS' MEETING
                            ------------------------

                          WILMINGTON TRUST CORPORATION

                                PROXY STATEMENT

     This document is the Proxy Statement for the Annual Stockholders' Meeting (the "Annual Meeting") of Wilmington Trust Corporation, a Delaware corporation (the "Corporation"), to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware on May 21, 1998 at 11:00 a.m. local time, and any adjournment or postponement thereof. This proxy statement is being furnished to the Corporation's stockholders in connection with the solicitation of proxies by the Corporation's Board of Directors (the "Board of Directors") for use at the Annual Meeting. The purposes of the Annual Meeting are to consider and vote upon proposals to: (1) elect six directors of the Corporation for a term of three years, or until their successors are elected and qualified; (2) ratify the appointment of the Corporation's independent public accountants for the current year; and (3) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The date of this Proxy Statement is March 5, 1998 and, together with the accompanying proxy card, is first being sent or given to the Corporation's stockholders on or about April 9, 1998.

     The delivery of this Proxy Statement does not imply that the information set forth or incorporated herein is correct as of any time subsequent to its date.

                             AVAILABLE INFORMATION

     The Corporation is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance therewith, the Corporation is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, statements of beneficial ownership of the Corporation's securities by directors and executive officers on Forms 3, 4 and 5, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Copies of these documents can be inspected and copied at the public reference facilities the Commission maintains at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. The Commission maintains a Web site which contains reports, proxy and information statements and other information regarding registrants which file electronically with the Commission. The address of that site is (http://www.sec.gov). Copies of those documents can also be obtained at prescribed rates from the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. The Corporation's common stock is listed and admitted to trading on the National Association of Securities Dealers Automated Quotation System, Inc. ("Nasdaq"), 1735 K Street, N.W., Washington, D.C. 20006.

     In addition, in accordance with the Commission's rules in connection with annual stockholders' meetings, proxy statements accompanied or preceded by annual reports to stockholders are required to be furnished to the Corporation's stockholders. These reports contain financial information which has been examined and reported upon, with an opinion expressed by, an independent public accounting firm.

     A copy of the Corporation's Annual Stockholders' Report for the fiscal year ended December 31, 1997 (the "Annual Report") is being sent to all of the Corporation's stockholders with this Proxy Statement. The Annual Report contains consolidated financial statements, prepared in conformity with generally accepted accounting principles, for the years ended December 31, 1997, 1996 and 1995, together with certain other information, and should be read in conjunction with this Proxy Statement. An additional copy of the Annual Report will be furnished promptly upon written or oral request without charge to stockholders and beneficial owners of the Corporation's common stock by requesting a copy of the Annual Report from Thomas P. Collins, Esquire, Vice President and Secretary, Wilmington Trust Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, (302) 651-1693.

                            ------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
AVAILABLE INFORMATION.......................................       i

SUMMARY.....................................................     iii

GENERAL INFORMATION.........................................       1
  Solicitation of Proxies...................................       1
  Voting and Revocation of Proxies..........................       1
  Vote Required.............................................       2
  Voting Securities and Principal Holders...................       2
  Corporation's Common Stock Held in Certain Trust
     Capacities.............................................       2

PROPOSAL ONE: ELECTION OF DIRECTORS.........................       3
  Corporation's Common Stock Held by Directors, Nominees and
     Executive Officers.....................................       6
  Committees of the Board of Directors......................       8
  Executive Officers Who Are Not Directors..................       9
  Executive Compensation....................................      11
     Summary Compensation Table.............................      11
     Option Grant Table.....................................      12
     Option Exercises and Year-End Value Table..............      13
     Change in Control Agreements...........................      13
     Pension Benefits.......................................      14
     Stock Performance Graph................................      15
     Board Compensation Committee Report on Executive
      Compensation..........................................      18
  Compensation Committee Interlocks and Insider
     Participation..........................................      20
  Section 16(a) Beneficial Ownership Reporting Compliance...      20
  Directors' Compensation...................................      21

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT
  PUBLIC ACCOUNTANTS........................................      21

TRANSACTIONS WITH MANAGEMENT................................      21

AVAILABILITY OF FORM 10-K...................................      22

PROPOSALS OF STOCKHOLDERS...................................      22

OTHER MATTERS...............................................      22

                                    SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, AND IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE MATTERS DESCRIBED HEREIN. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION CONTAINED IN THIS PROXY STATEMENT AND THE DOCUMENTS REFERRED TO HEREIN. STOCKHOLDERS ARE URGED TO REVIEW THIS PROXY STATEMENT CAREFULLY IN ITS ENTIRETY. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT.

                                    GENERAL

     This Proxy Statement relates to the Corporation's 1998 Annual Stockholders' Meeting (the "Annual Meeting").

                          ANNUAL STOCKHOLDERS' MEETING

RECORD DATE

     The Board of Directors has fixed the close of business on April 3, 1998 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof (the "Record Date"). As of March 4, 1998, there were 33,525,554 shares of the Corporation's common stock issued and outstanding and entitled to vote. See "General Information -- Voting and Revocation of Proxies."

PURPOSES OF THE ANNUAL MEETING; QUORUM; VOTE REQUIRED

     The purposes of the Annual Meeting are to consider and vote upon proposals to: (1) elect six directors of the Corporation for a term of three years, or until their successors are elected and qualified; (2) ratify the appointment of the Corporation's independent public accountants for the current year; and (3) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Stockholders of record on the Record Date are entitled to one vote per share on any matter which may properly come before the Annual Meeting. See "General Information."

     The presence, in person or by proxy, of the holders of a majority of the shares of the Corporation's common stock issued and outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of the shares of the Corporation's common stock represented at the Annual Meeting in person or by proxy is required for the election of directors. The affirmative vote of a majority of the shares of the Corporation's common stock issued and outstanding and entitled to vote on the Record Date is required for approval of other proposals submitted to the Corporation's stockholders.

ADDITIONAL INFORMATION

     For additional information, telephone Thomas P. Collins, Esquire, Vice President and Secretary, Wilmington Trust Corporation, at (302) 651-1693.

                              GENERAL INFORMATION

SOLICITATION OF PROXIES

     This Proxy Statement and the accompanying form of proxy are being furnished to the Corporation's stockholders in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting and any adjournment or postponement thereof. The purposes of the Annual Meeting are as stated in the accompanying Notice of Annual Stockholders' Meeting. This Proxy Statement is expected to be mailed to the Corporation's stockholders on or about April 9, 1998.

     The cost of soliciting proxies for the Annual Meeting will be borne by the Corporation. That solicitation will be conducted primarily by mail. However, directors, officers and employees of the Corporation may solicit proxies for the Annual Meeting personally or by telephone or telegram without additional remuneration therefor. The Corporation also will provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for transmittal to such beneficial owners. In addition, the Corporation will, upon request, reimburse those record owners for their expenses in transmitting such material. The Corporation has retained Morrow & Co., Inc., a proxy soliciting firm, to assist in soliciting proxies for a fee of $5,500 (plus reasonable out-of-pocket expenses).

VOTING AND REVOCATION OF PROXIES

     The Board of Directors has fixed the close of business on April 3, 1998 as the record date for determining the holders of the Corporation's common stock entitled to receive notice of, and to vote at, the Annual Meeting. Only holders of the Corporation's common stock of record at the close of business on that date will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. At the close of business on March 4, 1998, there were 33,525,554 shares of the Corporation's common stock issued and outstanding and entitled to vote.

     The holders of shares of the Corporation's common stock outstanding on the record date will be entitled to one vote for each share of the Corporation's common stock held of record upon each matter properly submitted for consideration at the Annual Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Corporation's common stock on the record date is necessary to constitute a quorum at the Annual Meeting. Shares of voting stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. In addition, shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote, (2) the broker or nominee does not have discretionary voting power and (3) the recordholder has indicated on the proxy card or otherwise notified the Corporation that it does not have authority to vote those shares on that matter) will be treated as present for purposes of determining a quorum.

     If the enclosed form of proxy is properly executed and returned to the Corporation in time to be voted at the Annual Meeting and any adjournment or postponement thereof, and that proxy is not revoked before its use, the shares of the Corporation's common stock represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WITH RESPECT TO THE PROPOSALS SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL STOCKHOLDERS' MEETING WILL BE VOTED FOR EACH PROPOSAL FOR WHICH NO INSTRUCTIONS ARE GIVEN. The Board of Directors is not aware of any matters other than those set forth in the Notice of Annual Meeting which will be brought before the Annual Meeting. If any other matter properly comes before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will vote the shares of the Corporation's common stock represented by all properly executed proxies on those matters in such manner as the Board of Directors determines in its best judgment.

     The presence of a stockholder at the Annual Meeting will not automatically revoke that stockholder's proxy. However, a stockholder may revoke a proxy at any time before its exercise at the Annual Meeting by

(1) delivering to the Corporation's Secretary a written notice of revocation before the Annual Meeting, (2) delivering to the Corporation's Secretary a subsequent proxy or (3) attending the Annual Meeting, filing a written notice of revocation with the Corporation's Secretary at the Annual Meeting and voting in person. If a stockholder desires to give a proxy to someone other than the named management proxies, he or she may cross out the names appearing on the enclosed card and insert the name of another person who will attend the Annual Meeting. The persons named in the proxy to represent stockholders at the Annual Meeting are David R. Gibson, Senior Vice President and Chief Financial Officer of the Corporation and of Wilmington Trust Company, the Corporation's principal banking subsidiary (the "Bank"), and Thomas P. Collins, Vice President and Secretary of the Corporation and the Bank.

VOTE REQUIRED

     The affirmative vote of a plurality of the shares of the Corporation's common stock represented in person or by proxy at the Annual Meeting is required for the election of directors. Accordingly, abstentions and broker non-votes with respect to the election of directors will not affect the election of the candidates receiving the plurality of votes.

     The affirmative vote of the holders of a majority of the shares of the Corporation's common stock issued and outstanding and entitled to vote on the Record Date is required to approve all other proposals at the Annual Meeting. Accordingly, abstentions and broker non-votes with respect to such proposals will have the same effect as votes against those proposals.

     Votes cast at the Annual Meeting will be tabulated by the persons the Corporation appoints to act as inspectors of election for the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

     Only stockholders of record on the record date will be entitled to vote at the Annual Meeting. On March 4, 1998, there were 33,525,554 shares of the Corporation's common stock outstanding, with each share entitled to one vote.

     The number of shares of the Corporation's common stock owned by the Corporation's directors, nominees and executive officers is set forth below under the caption "Election of Directors."

CORPORATION'S COMMON STOCK HELD IN CERTAIN TRUST CAPACITIES

     As set forth in the table below, as of January 30, 1998, the Personal Financial Services Department, Corporate Financial Services Department, Investment Management Department and Private Banking Division of the Bank, Wilmington Trust of Pennsylvania and Wilmington Trust FSB, the Corporation's other direct, wholly-owned subsidiaries (all of the foregoing depository institutions sometimes hereinafter are collectively referred to as the "Banks"), each of which performs trust services on behalf of certain of the Banks' customers (individually and collectively, a "Trust Area"), held shares of the Corporation's common stock in various capacities for the benefit of others.

                                                                            PERCENT OF
                                                               NUMBER      TOTAL SHARES
                                                              OF SHARES    OUTSTANDING
                                                              ---------    ------------
Category #1 -- Shares of the Corporation's common stock
  which may be voted by one of the Trust Areas in its sole
  discretion................................................  1,781,007        5.32%
Category #2 -- Shares of the Corporation's common stock
  which may be voted only upon the direction of someone
  other than a Trust Area...................................  2,211,926        6.60%
Category #3 -- All other shares of the Corporation's common
  stock held by one of the Trust Areas......................    475,161        1.42%

     Shares of the Corporation's common stock held in each category will be determined as of the Record Date, and will be voted by the relevant Trust Area as follows:

     Category #1 -- Will be voted by the relevant Trust Area.

     Category #2 -- Will be voted in accordance with the direction given by someone other than a Trust Area.

     Category #3 -- Will be voted by the relevant Trust Area.

     The shares of the Corporation's common stock in Category #1 will be voted in a manner consistent with the relevant Trust Area's fiduciary duties to each account. With respect to Category #3, the relevant Trust Area will make voting recommendations to the consent advisor consistent with its fiduciary duties to each account. Although no Trust Area has yet considered the proposals set forth in this Proxy Statement, and although there may be individual account considerations which will affect the voting of these shares of the Corporation's common stock, as a matter of policy, the Trust Areas tend to support management of the companies in which they have invested.
                            ------------------------

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS
                            ------------------------

     The shares of the Corporation's common stock represented by the enclosed proxy will be voted or not voted for the election of six director nominees named in this section in accordance with stockholder instructions. If no instructions are given, signed proxies will be voted FOR that election. The Corporation's Certificate of Incorporation requires a classified board of not more than 25 directors, with the exact number being fixed by the Board of Directors from time to time. The number of directors currently authorized is 21, although the Corporation anticipates reducing this number to 19 in connection with the Annual Meeting. Under the Restated Certificate of Incorporation, the Corporation's directors are grouped into three classes for staggered terms, with one class to be elected at an annual stockholders' meeting to serve for three years or until its successors are elected and qualified.

     Any proxies received pursuant to this solicitation cannot be voted for a greater number of persons than the six nominees. If any nominee named in this Proxy Statement is unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as the Board of Directors nominates. Robert H. Bolling, Jr., a director since 1971, will not stand for re-election, and Bernard J. Taylor, II, a director since 1978, will not stand for re-election in compliance with the Corporation's Bylaws, which provide that no person who has attained the age of 72 may be nominated for election to the Board of Directors. H. Rodney Sharp, III was appointed to the Board of Directors on January 15, 1998.

                                 CLASS OF 2001
                            VOTING IS FOR THIS CLASS

                  DIRECTOR                     DIRECTOR                 BIOGRAPHICAL AND
              (AGE AT 12/31/97)                 SINCE                   OTHER INFORMATION
              -----------------                --------                 -----------------
Charles S. Crompton, Jr. (61)................    1982     Since 1966, partner in the law firm of
                                                            Potter, Anderson & Corroon.
H. Stewart Dunn, Jr. (68)....................    1988     Since 1962, partner in the law firm of Ivins,
                                                            Phillips & Barker.
Edward B. du Pont (63).......................    1986     Private investor. Since 1978, director of
                                                            E.I. du Pont de Nemours and Company.
R. Keith Elliott (55)........................    1997     Since January 1997, chairman of the board and
                                                            chief executive officer of Hercules
                                                            Incorporated; formerly, president and chief
                                                            executive officer of that company (August
                                                            1996 -- December 1996); president and chief
                                                            operating officer of that company
                                                            (1995-1996); chief financial officer of
                                                            that company (1992-1995); director of that
                                                            company and of PECO Energy.
Stacey J. Mobley (52)........................    1991     Since 1992, senior vice president, external
                                                            affairs, E.I. du Pont de Nemours and Company;
                                                            formerly vice president, Federal affairs,
                                                            of that company (1986-1992).
H. Rodney Sharp, III (62)....................    1998     Retired manager; formerly served in several
                                                            management positions at E.I. duPont de
                                                            Nemours and Company (1961-1991); director
                                                            of E.I. duPont de Nemours and Company.

     The affirmative vote of a plurality of the shares of the Corporation's common stock represented in person or by proxy at the Annual Meeting is required for the election of directors.

     The Board of Directors recommends that stockholders vote FOR the election of the directors described above.

     The following persons are currently directors in the two other classes. Their terms will expire at the annual stockholders' meeting in 1999 and 2000, respectively.

                    CLASS OF 1999 -- ONE-YEAR TERM REMAINING
        THIS CLASS WAS ELECTED AT THE 1996 ANNUAL STOCKHOLDERS' MEETING

                  DIRECTOR                     DIRECTOR                 BIOGRAPHICAL AND
              (AGE AT 12/31/97)                 SINCE                   OTHER INFORMATION
              -----------------                --------                 -----------------
Carolyn S. Burger (57).......................    1991     Since 1996, principal of CB Associates, Inc.,
                                                            a consulting firm specializing in
                                                            legislation, technology deployment for
                                                            senior executives and executive coaching;
                                                            formerly, president and chief executive
                                                            officer of Bell Atlantic-Delaware, Inc.
                                                            (1991-1996); director of Betz Dearborn Inc.
Robert C. Forney (70)........................    1975     Retired executive; formerly executive vice
                                                            president, E.I. duPont de Nemours and Company
                                                            (1981-1989); director of UGI, Inc. and
                                                            Amerigas Propane, Inc.
Robert V. A. Harra, Jr. (48).................    1996     Since July 1, 1996, president, chief
                                                            operating officer and treasurer of the
                                                            Corporation and the Bank; formerly,
                                                            president and treasurer of the Corporation
                                                            and the Bank (January 1, 1996  -- June 30,
                                                            1996); executive vice president and
                                                            treasurer of the Corporation and the Bank
                                                            (1992-1995); senior vice president and
                                                            treasurer of the Corporation and the Bank
                                                            (1991-1992).
Rex L. Mears (56)............................    1992     Since 1967, president of Ray S. Mears and
                                                            Sons, Inc., a farming corporation.
Leonard W. Quill (66)........................    1990     Retired executive; formerly, chairman of the
                                                            board and chief executive officer of the
                                                            Corporation and the Bank (January 1,
                                                            1996 -- June 30, 1996); chairman of the
                                                            board, president and chief executive
                                                            officer of the Corporation and the Bank
                                                            (1992- 1995); president and chief operating
                                                            officer of the Corporation and the Bank
                                                            (1990-1992).
Robert W. Tunnell, Jr. (43)..................    1992     Since 1981, managing partner of Tunnell
                                                            Companies, L.P., owner and developer of real
                                                            estate.

                    CLASS OF 2000 -- TWO-YEAR TERM REMAINING
        THIS CLASS WAS ELECTED AT THE 1997 ANNUAL STOCKHOLDERS' MEETING

                  DIRECTOR                     DIRECTOR                 BIOGRAPHICAL AND
              (AGE AT 12/31/97)                 SINCE                   OTHER INFORMATION
              -----------------                --------                 -----------------
Ted T. Cecala (48)...........................    1996     Since July 1, 1996, chairman of the board and
                                                            chief executive officer of the Corporation
                                                            and the Bank; formerly, vice chairman and
                                                            chief operating officer of the Corporation
                                                            and the Bank (January 1, 1996 -- June 30,
                                                            1996); executive vice president and chief
                                                            financial officer of the Corporation and
                                                            the Bank (1990-1995).
Richard R. Collins (61)......................    1989     Since January 1993, chairman of Collins,
                                                            Inc., a consulting firm for various insurance
                                                            industry associations and financial and
                                                            non-financial companies focusing on
                                                            international expansion; since January
                                                            1993, consultant for American Life
                                                            Insurance Company; formerly, chief
                                                            executive officer and chief operating
                                                            officer of American Life Insurance Company
                                                            (1981-1992).
Andrew B. Kirkpatrick, Jr. (68)..............    1983     Since 1995, counsel to the law firm of
                                                            Morris, Nichols, Arsht and Tunnell; formerly
                                                            a partner in that firm (1958-1995).
Hugh E. Miller (62)..........................    1982     Retired executive; formerly vice chairman of
                                                            ICI Americas; with parent Imperial Chemicals
                                                            Industries PLC for 20 years until 1990,
                                                            including management positions in Europe
                                                            and the United States; director of MGI
                                                            Pharma, Inc.
David P. Roselle (58)........................    1991     Since May 1990, president of the University
                                                            of Delaware.
Thomas P. Sweeney (61).......................    1983     Since 1967, partner, member of the law firm
                                                            of Richards, Layton & Finger, P.A.
Mary Jornlin-Theisen (70)....................    1981     Civic leader; formerly manager of public
                                                            affairs program of Hercules Incorporated
                                                            (1981); New Castle County Executive
                                                            (1976-1980); Treasurer of the State of
                                                            Delaware (1972-1976).

CORPORATION'S COMMON STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     Shown below is information concerning beneficial ownership of shares of the Corporation's common stock for each director, each nominee for director and executive officers of the Corporation as a group as of February 1, 1998. This information is based upon information furnished to the Corporation by the persons referred to in the table. By Federal regulation, the phrase "beneficial ownership" is deemed to include shares of the Corporation's common stock for which the individual, directly or indirectly, has or shares voting and/or investment power with respect to shares of the Corporation's common stock, whether or not they are held for the individual's benefit.

                                        AMOUNT AND NATURE
                                      OF BENEFICIAL SHARES
                       ---------------------------------------------------
                                       VOTING
                       (NUMBER OF      AND/OR                                                PHANTOM
                        SHARES)      INVESTMENT     RIGHT TO                     % OF         STOCK
                       DIRECT(1)      POWER(2)     ACQUIRE(4)      TOTAL       CLASS(5)      UNITS(6)
                       ----------    ----------    ----------      -----       --------      --------
R.H. Bolling, Jr.....    13,850         40,035                      53,885
C.S. Burger..........     1,353                                      1,353
T.T. Cecala..........   105,883                     144,352        250,235
R.J. Christian.......       685                      27,857         28,542
R.R. Collins.........     1,336             61                       1,397
C.S. Crompton, Jr....     2,603                                      2,603
H.S. Dunn, Jr. ......    12,908                                     12,908
E.B. du Pont.........     8,397      1,138,200(3)                1,146,597       3.4%
R.K. Elliott.........       360                                        360
R.C. Forney..........     6,537         45,776                      52,313                    879.6305
R.V.A. Harra, Jr. ...   113,021            237      112,020        225,278
G.W. Helme, IV.......     1,640                     118,569        120,209
A.B. Kirkpatrick,
  Jr. ...............     5,953                                      5,953
R.A. Matarese........    16,063          5,735      107,469        129,267
R.L. Mears...........     1,528             38                       1,566
H.E. Miller..........       853          5,800                       6,653                     887.243
S.J. Mobley..........       953                                        953                     288.968
L.W. Quill...........   164,105         18,200       67,284        249,589
D.P. Roselle.........     2,596                                      2,596
H.R. Sharp, III......       500      1,055,840(3)                1,056,340       3.2%
T.P. Sweeney.........     7,724                                      7,724                    699.4026
B.J. Taylor, II......                  116,506                     116,506
M.J. Theisen.........     7,829          8,000                      15,829
R.W. Tunnell, Jr.....    10,775          3,199                      13,974
Directors, Nominees
  and Executive
  Officers as a Group
  (31 persons).......   565,998      2,448,997      932,565      2,891,720       8.6%       2,755.2457
                        =======      =========      =======      =========       ===        ==========

---------------
(1) Reported in this column are shares of the Corporation's common stock held in the individual's name or in the name of a bank, broker or nominee for the individual's account, as well as shares of common stock held as joint tenants, tenants in common, tenants by the entirety or as community property.

(2) Reported in this column are other shares of the Corporation's common stock with respect to which directors and nominees have or share voting and/or investment power, including shares directly owned by certain relatives with whom they are deemed under the rules of the Commission to share voting or investment power (e.g., spouse, minor children or other relative who has the same home).

(3) Since they may be deemed to share, directly or indirectly, voting and/or investment power, Edward B. duPont and H. Rodney Sharp, III each are listed as beneficial owners of the same 1,055,840 shares. These shares are reported only once in the total for directors and executive officers as a group.

(4) Reported in this column are shares of the Corporation's common stock which directors, nominees and executive officers have a right to acquire within 60 days after March 5, 1998 by the revocation or automatic termination of a trust, discretionary account or similar arrangement, through the conversion of a security or the exercise of an option, warrant or right.

(5) Unless otherwise indicated, beneficial ownership of any named individual does not exceed 1.0% of the outstanding shares of the Corporation's common stock.

(6) These phantom stock units were acquired in lieu of directors' fees. Their value is based on the market price of the Corporation's common stock, together with dividends thereon. The units can be redeemed only for cash following termination of the individual's service as a director, and do not have voting rights.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation's Bylaws provide for three standing committees. All committee members must be members of the Board of Directors.

     The Executive Committee consists of six permanent members plus three members of the Board of Directors selected to serve on the Committee on a rotating basis for six months at a time. The Committee has most of the powers of the Board of Directors to transact the Corporation's business. In 1997, this Committee held four meetings. The permanent committee members are Ted T. Cecala (Chairman), Carolyn S. Burger, Robert C. Forney, Robert V. A. Harra, Jr., Hugh
E. Miller and Thomas P. Sweeney. Rotating committee members during 1997 were Robert H. Bolling, Jr., H. Stewart Dunn, Jr., Rex L. Mears, Stacey J. Mobley, Bernard J. Taylor, II and Mary Jornlin Theisen.

     The Audit Committee is composed of five members of the Board of Directors, none of whom may be an officer of the Corporation. The Committee has general supervision over the audit division of the Corporation and the Bank in all matters. The Audit Committee reviews all reports of examination of the Corporation and the Bank by governmental agencies and its independent auditors and makes recommendations to the Board of Directors with respect thereto. In 1997, the Audit Committee held six meetings. Two of those meetings were conducted jointly with the Executive Committee. The Committee's members are Charles S. Crompton, Jr. (Chairman), Richard R. Collins, David P. Roselle, Mary Jornlin Theisen and Robert W. Tunnell, Jr.

     The Compensation Committee is, pursuant to the Corporation's Bylaws, composed of not more than five members, none of whom is an employee of the Corporation. The Committee in general advises upon all matters of policy concerning the Corporation and its subsidiaries, reviews with the Corporation's management major organizational matters, including salaries and employee benefits, and administers the Executive Incentive Compensation Plan. Meetings of the Committee are at the call of its chairman, the Chairman of the Board or the Corporation's President. In 1997, this Committee held four meetings. The Committee's members are Robert C. Forney (Chairman), Richard R. Collins, Charles
S. Crompton, Jr., Hugh E. Miller and Stacey J. Mobley. A report of this Committee on executive compensation appears on pages 18 through 20 below.

     The Corporation does not have a standing nominating committee. Under the Corporation's Bylaws, nominations for director generally are made by the entire Board of Directors. The Corporation's stockholders may propose nominations for director only in accordance with the procedures described on page 22 below.

     During 1997, there were seven regular meetings of the Board of Directors. No incumbent director other than Mr. Mobley attended less than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during 1997 and (2) the total number of meetings of all committees of the Board of Directors on which he or she served during 1997.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following includes information about executive officers of the Corporation and/or the Bank who do not serve on the Board of Directors. John H. Kipp will retire in 1998. William J. Farrell, II will assume Mr. Kipp's duties at that time.

                                               EXECUTIVE
                 INDIVIDUAL                     OFFICER                BIOGRAPHICAL AND
              (AGE AT 12/31/97)                  SINCE                OTHER INFORMATION
              -----------------                ---------              -----------------
Robert J. Christian (48).....................    1996     Since February 1996, member of the
                                                            Corporation's management committee; since
                                                            February 1996, senior vice president of
                                                            the Bank in its asset management
                                                            department; formerly president and chief
                                                            investment officer of PNC Asset
                                                            Management Group (1994-1996); chief
                                                            investment officer of PNC Bank Corp.
                                                            (1992-1996); chief investment officer of
                                                            PNC Bank, Philadelphia (1984-1992).

Howard K. Cohen (49).........................    1992     Since 1992, member of the Corporation's
                                                            management committee; since 1992, senior
                                                            vice president of the Bank in its
                                                            corporate financial services department;
                                                            formerly administrative vice president
                                                            of the Bank in its corporate financial
                                                            services department (1990-1992).

William J. Farrell, II (39)..................    1993     Since 1993, member of the Corporation's
                                                            management committee; since 1993, senior
                                                            vice president of the Bank in its trust
                                                            operations and systems development
                                                            department; formerly vice president of
                                                            the Bank in its trust systems and
                                                            operations division (1988-1993).

David R. Gibson (40).........................    1992     Since 1997, senior vice president and
                                                            chief financial officer of the Bank; since
                                                            1996, senior vice president and chief
                                                            financial officer of the Corporation;
                                                            formerly senior vice president of the
                                                            Bank in its finance department
                                                            (1992-1997); member of the Corporation's
                                                            management committee (1992-1996); vice
                                                            president of the Bank in its corporate
                                                            development division (1991-1992).

George W. Helme, IV (47).....................    1991     Since 1991, member of the Corporation's
                                                            management committee; since 1991, senior
                                                            vice president of the Bank in its
                                                            personal trust and private banking
                                                            department.

Joseph M. Jacobs, Jr. (59)...................    1992     Since 1992, member of the Corporation's
                                                            management committee; since 1992, senior
                                                            vice president of the Bank in its
                                                            administration department; formerly vice
                                                            president of the Bank in its personnel
                                                            division (1979-1992).

                                               EXECUTIVE
                 INDIVIDUAL                     OFFICER                BIOGRAPHICAL AND
              (AGE AT 12/31/97)                  SINCE                OTHER INFORMATION
              -----------------                ---------              -----------------
John H. Kipp (54)............................    1988     Since 1991, member of the Corporation's
                                                            management committee; since 1988, senior
                                                            vice president of the Bank in its
                                                            information technology department.

Hugh D. Leahy, Jr. (50)......................    1992     Since 1992, member of the Corporation's
                                                            management committee; since 1992, senior
                                                            vice president of the Bank in its
                                                            personal banking department; formerly
                                                            vice president of the Bank in its
                                                            personal banking department (1991-1992).

Robert A. Matarese (51)......................    1990     Since 1991, member of the Corporation's
                                                            management committee; since 1990, senior
                                                            vice president of the Bank in its
                                                            commercial banking department.

Ronald K. Pendleton (48).....................    1991     Since 1991, auditor of the Corporation and
                                                            the Bank.

Rita C. Turner (43)..........................    1996     Since 1996, member of the Corporation's
                                                            management committee; since 1996, senior
                                                            vice president of the Bank in its
                                                            marketing department; formerly vice
                                                            president of the Bank in its marketing
                                                            division (1985-1996).

EXECUTIVE COMPENSATION

     Summary Compensation Table

     The following table presents information about compensation awarded over the last three years to Mr. Cecala and to the four other most highly compensated executive officers of the Corporation and its subsidiaries who received more than $100,000 in salary and bonus for 1997.

                                                                          LONG-TERM
                                                                         COMPENSATION
-------------------------ANNUAL-COMPENSATION--------------------------------AWARDS-------------------
               (A)                 (B)                                       (E)             (F)
                                              (C)            (D)          SECURITIES      ALL OTHER
                                             SALARY       BONUS(2)        UNDERLYING     COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR       ($)            ($)         OPTIONS (#)        ($)(3)
   ---------------------------     ----      ------       --------       -----------     ------------
Ted T. Cecala,...................  1997    $  425,000   $403,604            15,000          $8,784
Chairman of the Board              1996       352,167    322,888            53,174           7,798
and Chief Executive Officer        1995       295,666    253,710            10,150           7,267

Robert V. A. Harra, Jr.,.........  1997    $  356,667   $319,985            12,500          $8,184
President, Treasurer and           1996       333,000    270,553            38,174           7,669
Chief Operating Officer            1995       294,000    228,548            10,150           7,251

Robert J. Christian,.............  1997    $  217,917   $183,485            10,000          $6,853
Senior Vice President              1996(1)    186,932    152,771            30,535           5,128

Robert A. Matarese,..............  1997    $  205,500   $175,919             7,500          $6,733
Senior Vice President              1996       196,167    157,890             8,719           6,389
                                   1995       185,333    122,996             9,150           6,234

George W. Helme, IV,.............  1997    $  182,350   $162,999             7,500          $6,505
Senior Vice President              1996       172,853    141,018             8,519           6,155
                                   1995       163,750    108,400             8,150           6,021

Total salary, bonus and            1997    $2,670,485   Percentage of         2.52%
other compensation for             1996    $2,593,923   net operating         2.67%
chief executive officer            1995    $2,530,889   income                2.81%
and four other most highly paid
executive officers(4)

---------------
(1) Mr. Christian was first employed by the Bank on February 12, 1996.

(2) Includes awards made under the Corporation's Executive Incentive Compensation Plan (described on page 19 below) and Profit-Sharing Bonus Plan (described on page 19 below) in respect of services performed during the year.

(3) Represents: (a) the Corporation's contributions to its 401-K Thrift Savings Plan of $4,750 in 1997 for each of the five named executive officers; $4,500 in each of 1996 and 1995 for Messrs. Cecala, Harra and Helme; $4,500 in 1996 and $4,375 in 1995 for Mr. Matarese; and $3,937 in 1996 for Mr. Christian; and (b) premiums the Corporation paid for term life insurance for Mr. Cecala of $4,034 in 1997, $3,298 in 1996 and $2,767 in 1995; Mr. Harra of $3,434 in
    1997, $3,169 in 1996 and $2,751 in 1995; Mr. Christian of $2,103 in 1997 and
    $1,191 in 1996; Mr. Matarese of $1,983 in 1997, $1,889 in 1996 and $1,734 in
    1995; and Mr. Helme of $1,755 in 1997, $1,655 in 1996 and $1,521 in 1995.

(4) Numbers in this table for 1995 include salary, bonus and other compensation paid to Mr. Quill, who served as Chairman of the Board, President and Chief Executive Officer for that year, and John H. Kipp, who serves as Senior Vice President currently and for that year, but do not include those for Mr. Christian or Mr. Helme.

  Option Grant Table

     The following table presents information about options granted to Mr. Cecala and to the four other most highly compensated executive officers of the Corporation and its subsidiaries last year. The first 2,500 of such options vest in full three years after grant, the next 2,500 of such options vest in full four years after grant and all such options expire five years after grant. The remainder of such options vest in full one year after grant and expire ten years after grant. All such options may be terminated earlier (a) at the termination of the executive officer's employment if his employment ceases for any reason other than retirement, death or disability, or (b) upon the earlier of (1) the end of the option's term or (2) three years after the executive officer's death, retirement or disability.

                                      OPTION GRANTS IN LAST FISCAL YEAR
                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                           ANNUAL RATES OF
                                                                                             STOCK PRICE
                                                                                          APPRECIATION FOR
                                 INDIVIDUAL GRANTS                                         OPTION TERM(3)
------------------------------------------------------------------------------------    ---------------------
           (A)                 (B)             (C)             (D)           (E)           (F)         (G)
                            NUMBER OF      PERCENT OF
                           SECURITIES     TOTAL OPTIONS
                           UNDERLYING    GRANTED TO ALL    EXERCISE OR
                             OPTIONS      EMPLOYEES IN      BASE PRICE    EXPIRATION
          NAME             GRANTED(1)      FISCAL YEAR     ($/SHARE)(2)      DATE         5%($)      10%($)
          ----             ----------    --------------    ------------   ----------      -----      ------
Ted T. Cecala............     5,000            1.2%           $45.50      1/02/2002     $ 62,854    $138,891
                             10,000            2.4             45.50      2/19/2007      286,147     725,153
Robert V.A. Harra, Jr....     5,000            1.2             45.50      1/02/2002       62,854     138,891
                              7,500            1.8             45.50      2/19/2007      214,610     543,865
Robert A. Matarese.......     5,000            1.2             45.50      1/02/2002       62,854     138,891
                              2,500            0.6             45.50      2/19/2007       71,537     181,288
Robert J. Christian......     5,000            1.2             45.50      1/02/2002       62,854     138,891
                              5,000            1.2             45.50      2/19/2007      143,074     362,576
George W. Helme, IV......     5,000            1.2             45.50      1/02/2002       62,854     138,891
                              2,500            0.6             45.50      2/19/2007       71,537     181,288

---------------
(1) The Corporation did not grant any stock appreciation rights, performance units or other instruments granted in tandem with options, or include any performance-based conditions to exercisability, reload features or tax-reimbursement features.

(2) Represents 100% of fair market value on date of grant.

(3) These values are computed on a pre-tax basis, and are calculated using the closing price of the Corporation's stock on December 31, 1997.

     Option Exercises and Year-End Value Table

     The following table presents information about options exercised during 1997 by Mr. Cecala and the four other most highly compensated executive officers of the Corporation and its subsidiaries.

                      AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

               (a)                     (b)            (c)                (d)                   (e)
                                                                      NUMBER OF             VALUE OF
                                                                  SHARES UNDERLYING        UNEXERCISED
                                                                     UNEXERCISED          IN-THE-MONEY
                                     SHARES                           OPTIONS AT           OPTIONS AT
                                   ACQUIRED ON                    FISCAL YEAR-END(#)   FISCAL YEAR-END($)
                                    EXERCISE         VALUE           EXERCISABLE/         EXERCISABLE/
              NAME                  (NUMBER)      REALIZED($)1      UNEXERCISABLE         UNEXERCISABLE
              ----                 -----------   --------------   ------------------   -------------------
Ted T. Cecala....................     3,800         $118,512        134,352/15,000     $4,773,876/$253,125
Robert V. A. Harra, Jr...........     4,126         $125,843        104,520/12,500     $3,719,232/$217,188
Robert A. Matarese...............         0         $      0         104,969/7,500     $4,302,627/$126,563
Robert J. Christian..............         0         $      0         10,179/30,356     $  301,553/$771,797
George W. Helme, IV..............     4,200         $159,126         116,069/7,500     $4,633,389/$126,563

---------------
(1) Value realized reflects the difference between the market value of the Corporation's stock on the date the option was exercised and the exercise price, multiplied by the number of shares acquired upon exercise.

     Change in Control Agreements

     The Bank has entered into change in control agreements with its 12 executive officers. The change in control agreements provide severance pay and continuation of certain benefits if a "Change in Control" occurs. To receive benefits under the agreements, an executive officer's employment must be terminated involuntarily, either actually or constructively, without cause within two years after a Change in Control.

     In general, a "Change in Control" is deemed to have occurred under the agreements if any of the following happens:

          (1) A consolidation or merger of the Bank or the Corporation with a third party;

          (2) A transfer of substantially all of the Bank's or the Corporation's assets to a third party or a complete liquidation or dissolution of the Corporation or the Bank;

          (3) A third party acquires any combination of beneficial ownership of and voting proxies for more than 15% of the Bank's or the Corporation's voting stock or the ability to control the election of the Bank's or the Corporation's directors or the management or policies of the Bank or the Corporation;

          (4) The persons serving as directors of the Corporation as of February 29, 1996, and those replacements or additions subsequently nominated by that Board of Directors or by persons nominated by them or their nominees, are no longer at least a majority of the Board of Directors; or

          (5) A regulatory agency determines that a change in control of the Corporation has occurred.

     Under the change in control agreements, severance pay is equal to a lump sum payment of 115% times three years' of the executive officer's highest base salary in the 12 months preceding the termination of his or her employment, discounted to present value. In addition, medical, life, disability, health-and-accident, profit-sharing and retirement benefits generally would be provided at the Corporation's expense for three years.

     Pension Benefits

     The Corporation provides retirement benefits for its employees, including its executive officers. The normal retirement benefit for executive officers is the sum of the benefits provided by the Wilmington Trust Pension Plan (the "Pension Plan") and the Supplemental Executive Retirement Plan (the "SERP").

     The normal annual retirement benefit from the Pension Plan is the greater of:

          (a) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

          (b) (1) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1987, less 1.25% of the Social Security Primary Insurance Amount (the "PIA") as of December 31, 1987, all multiplied by years of service as of December 31, 1987; plus (2) 1.0% of the officer's earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the 1988 Social Security taxable wage base; plus (3) for each year after 1988, 1.25% of the officer's earnings in that year up to one-half of the Social Security taxable wage base for that year (the "SSTWB"), plus 1.6% of earnings during that year in excess of one-half of the SSTWB.

     For purposes of determining amounts to which participants are entitled under the Pension Plan, for years prior to 1994, earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan, but do not include incentive payments. For years after 1993, earnings also include incentive payments other than amounts paid under the Executive Incentive Compensation Plan. The normal form of pension provided under the Pension Plan is a 50% joint and survivor benefit. For purposes of determining benefit accruals under the Pension Plan, current law limits earnings to $160,000.

     The normal annual retirement benefit from the SERP is the sum of (1) for years of credited service before 1994, 60% of the officer's average annual earnings for the 60-month period ending with his or her retirement date, less one-half of the PIA multiplied by a fraction the numerator of which is the officer's years of credited service at retirement and the denominator of which is 40 and (2) for each year of credited service after 1993, 1.25% of the lesser of the officer's earnings for the year or one-half the SSTWB for the year, plus 1.6% of the excess, if any, of the officer's earnings in excess of one-half of the SSTWB. All such amounts are reduced by benefits payable from the Pension Plan. Bernard J. Taylor, II receives an additional $143,311 per annum under the SERP.

     For purposes of determining amounts to which participants are entitled under the SERP, under part (1) of the formula described above, average annual earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan, but do not include amounts paid under the Executive Incentive Compensation Plan. For purposes of part (2) of that formula, beginning in 1995, earnings also include one-half of the bonus awarded under the Executive Incentive Compensation Plan. The SERP pays a monthly pension, beginning at the same time the officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Benefits under the SERP vest in the event of a "Change in Control" as that term is defined in the change in control agreements discussed on page 13 above.

     The estimated years of credited service under the Pension Plan and the SERP through December 31, 1997 for each of the executive officers named on page 11 above are: Mr. Cecala -- 18.3 years; Mr. Harra -- 26.6 years; Mr.
Matarese -- 28.5 years; Mr. Christian -- 1.9 years; and Mr. Helme -- 18.9 years.

     The table on the following page illustrates the annual benefit payable for life upon retirement at age 65 to employees, including retirement benefits payable to executive officers under the SERP on the assumption that the officer is entitled to receive the maximum benefit currently payable under the Social Security Act.

                                PENSION TABLE(1)

                   ANNUAL RETIREMENT BENEFITS WITH YEARS OF SERVICE INDICATED ON DECEMBER 31, 1997
AVERAGE ANNUAL   ------------------------------------------------------------------------------------
   EARNINGS      5 YEARS   10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS   40 YEARS
--------------   -------   --------   --------   --------   --------   --------   --------   --------
  $   80,000     $ 5,862   $ 10,446   $ 13,454   $ 16,462   $ 20,732   $ 25,668   $ 30,605   $ 35,541
     110,000       8,262     14,769     19,158     23,548     28,507     35,294     42,081     48,869
     175,000      11,756     22,429     29,811     37,194     45,351     56,149     66,947     77,745
     200,000      12,117     24,393     32,927     41,461     51,830     64,171     76,511     88,852
     300,000      21,506     43,011     64,517     86,022    107,528    129,033    150,539    172,044
     400,000      29,006     58,011     87,017    116,022    145,028    174,033    203,039    232,044
     500,000      36,506     73,011    109,517    146,022    182,528    219,033    255,539    292,044
     600,000      44,006     88,011    132,017    176,022    220,028    264,033    308,039    352,044
     700,000      51,506    103,011    154,517    206,022    257,528    309,033    360,539    412,044
     800,000      59,006    118,011    177,017    236,022    295,028    354,033    413,039    472,044
     900,000      66,506    133,011    199,517    266,022    332,528    399,033    465,539    532,044
   1,000,000      74,006    148,011    222,017    296,022    370,028    444,033    518,039    592,044
   1,100,000      81,506    163,011    244,517    326,022    407,528    489,033    570,539    652,044
   1,200,000      89,006    178,011    267,017    356,022    445,028    534,033    623,039    712,044

---------------
(1) The table above reflects annual retirement benefits with years of service indicated on December 31, 1997. The benefits listed in the table are not subject to deduction for Social Security or other offset amounts. The Social Security-covered compensation level and the PIA are based on reaching age 65 on December 31, 1997.

     Stock Performance Graph

     The line graph on page 17 compares cumulative total stockholder return, defined as appreciation in stock price and assuming reinvestment of dividends, over the past five years for the Corporation's common stock with (a) all companies in the Nasdaq Composite Index, (b) institutions in the Keefe, Bruyette & Woods 50 Bank Index and (c) institutions in a company-constructed peer group.

     The Corporation's peer group (the "Peer Group") is composed of banks which, at December 31, 1993, had substantially the following characteristics: (1) asset sizes ranging from $3 billion to $40 billion (the Corporation's asset size at December 31, 1997 was $6.1 billion), (2) fee income comprising more than 25% of gross revenues (the Corporation's fee income for 1997 constituted 40.7% of gross revenues), (3) an annual return on average assets greater than 1% (the Corporation's return on average assets for 1997 was 1.87%), (4) an annual return on average equity in excess of 15% and a five-year return on average equity in excess of 14.5% (the Corporation's return on average equity for 1997 was 22.15% and its five-year return on average equity for the period from January 1, 1993 through December 31, 1997 was 21.24%), (5) a ratio of nonperforming loans to total loans of less than 2.5% (the ratio of the Corporation's nonperforming loans to its total loans at December 31, 1997 was 1.11%), and (6) annual net chargeoffs of less than .75% of average loans (the Corporation's net chargeoffs for 1997 were .31% of its average loans). The institutions in the Peer Group are Comerica Incorporated, Compass Bancshares Incorporated, Deposit Guaranty Corporation, Fifth Third Bancorp, First Commerce Corporation, First Commercial Corporation, Firstar Corporation, Old Kent Financial Corporation, Northern Trust Corporation, Star Banc Corporation, State Street Corporation and Wachovia Corporation.

     The Keefe, Bruyette & Woods 50 Bank Index is a market-capitalization-weighted bank stock index which includes all money center banks and most major regional banks, and is meant to be representative of the stock price performance of large banks throughout the United States.

     Although the Corporation primarily compares its performance and the salaries of its executive officers with those of the Peer Group, it also refers to the performance of the members of the Keefe, Bruyette & Woods 50 Bank Index in evaluating its own performance.

     The graph reflects appreciation in stock price assuming an initial investment of $100 at the close of business on December 31, 1992. The table below the graph reflects the graph's data points.

                            STOCK PERFORMANCE GRAPH
               TOTAL RETURN -- WEIGHTED FOR MARKET CAPITALIZATION

                                                                                            'KEEFE,
                                             WILMINGTON                                    BRUYETTE &               NASDAQ
          MEASUREMENT PERIOD                   TRUST                                     WOODS 50 BANK            COMPOSITE
        (FISCAL YEAR COVERED)               CORPORATION             PEER GROUP               INDEX'                 INDEX
12/31/92                                       100.00                 100.00                 100.00                 100.00
12/31/93                                       103.41                  97.22                 105.54                 114.75
12/31/94                                        93.41                  92.49                 100.16                 111.08
12/31/95                                       132.43                 144.79                 160.41                 155.42
12/31/96                                       176.23                 199.38                 226.92                 190.71
12/31/97                                       286.71                 350.76                 331.73                 232.96

  Board Compensation Committee Report on Executive Compensation

     General

     Compensation awarded to executive officers is designed to assure that the Corporation continues to be able to attract, motivate and retain executives of outstanding abilities. To achieve this, the Corporation's general policy for compensating its executive officers is to provide compensation at levels broadly comparable to those earned by executive officers at institutions in the Peer Group, based on available information. In doing so, the Corporation compares base salaries and bonuses in total paid to the Corporation's executive officers with the base salaries and bonuses in total paid to executive officers at institutions in the Peer Group.

     The Corporation does not target any specific level in the range of compensation paid by members of the Peer Group, but does broadly take into account in compensating its executive officers the performance of the Peer Group versus the performance of the Corporation. In doing so, the Corporation generally compares its return on assets, return on equity and growth in earnings per share to the corresponding performance by members of the Peer Group. The Corporation's performance in 1997 in terms of return on equity exceeded that of all but one member of the Peer Group and its performance in terms of return on assets exceeded that of all but two members of the Peer Group, while its performance in terms of growth in earnings per share was below the average of the Peer Group. No formula or any other specific criterion is used to link any or all components of any executive officer's compensation to a comparison of the Corporation's performance in any one or more of these areas to the corresponding performance of members of the Peer Group.

     The Corporation's executive compensation program also is designed to reward executive officers for long-term strategic management and enhancement of shareholder value. This is accomplished by providing executive officers with appropriate ownership interests in the Corporation through the use of stock options. Since the ultimate value of the stock made available through such stock options depends on the Corporation's success, stock options provide executive officers with continuing incentives long after the award is granted.

     To carry out these policies, the key elements of the Corporation's compensation program for its executive officers consist of base salary, the Profit-Sharing Bonus Plan, the Executive Incentive Compensation Plan and the Stock Option Plan. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Cecala, are discussed below. Although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package the Corporation provides each individual, including pension, insurance and other benefits, in addition to the programs described. In reviewing the performance of the Corporation's executive officers other than Messrs. Cecala and Harra, the Compensation Committee takes their views into account. In reviewing the performance of Mr. Harra, the Compensation Committee takes Mr. Cecala's views into account. In the beginning of each year, the Compensation Committee determines the base salary and stock options to be provided to each executive officer in respect of services for that year and the bonus to be provided under the Executive Incentive Compensation Plan in respect of services for the previous year.

     Base Salaries

     Base salaries for executive officers are determined by evaluating the responsibilities of the position held and the individual's performance and experience in rendering that performance, as well as by reference to the competitive market for executive talent, which includes a comparison to salaries for executive officers at institutions in the Peer Group.

     Annual salary adjustments take into account the Corporation's and the individual's performance, as well as any new responsibilities the executive officer assumed during the year. In the case of executive officers with responsibility for a particular business department, that department's financial results also are considered. The Compensation Committee does not consider these factors by any formula and does not assign specific weight to any particular factor.

     Profit-Sharing Bonus Plan

     Executive officers also participate in the Corporation's Profit-Sharing Bonus Plan. For each plan year, the bonus fund is determined as a function of the bonus percent (the "Bonus Percent") times eligible salaries paid during the calendar year. The Bonus Percent is equal to 67% of the percentage return on consolidated average stockholders' equity calculated using reported net income for the full year ended in December, in accordance with generally accepted accounting principles. The Board of Directors retains discretion to modify this formula to account for extraordinary items. The formula for all exempt employees also includes a multiplier based on (1) the employee's job level and (2) the percentage growth in the Corporation's net income. As a result, depending on the percentage growth in the Corporation's net income, executive officers can earn a profit-sharing bonus ranging from 50% to 100% of base salary multiplied by the Bonus Percent. In 1996 and 1997, each of the Corporation's executive officers earned a profit-sharing bonus of 12.18% and 12.67%, respectively, of base salary.

     Executive Incentive Compensation Plan for Senior Officers

     This incentive plan, adopted in 1981, is designed to motivate participating executive officers to earn incentive payments for outstanding achievement and performance and to enable the Corporation to attract and retain executives of superior caliber. Currently, 12 executive officers participate in this plan. These include the five executive officers named on page 11 above. The formula used to generate the cash bonus fund considers the Corporation's corporate performance in relation to the performance of institutions in the Peer Group. In a plan year, the bonus fund, if any, equals an amount which is 12% of the Corporation's annual net income in excess of a threshold amount (which is determined by multiplying the Corporation's average stockholders' equity by the average return on equity for the year of the Peer Group). The plan provides a guideline maximum for any individual bonus award in any year of 75% of base salary, but allows the Compensation Committee the flexibility to award a bonus of up to 100% of an individual's base salary for truly outstanding individual performance. The Compensation Committee, which determines amounts payable under this plan, may not approve the payment of awards unless corporate performance in the plan year is judged generally to be superior relative to the Peer Group. In evaluating corporate performance, the Compensation Committee considers, among other factors, the Corporation's return on equity, return on assets and the percentage growth in earnings per share. As stated above, the Corporation's performance in 1997 in terms of return on equity exceeded that of all but one member of the Peer Group and its performance in terms of return on assets exceeded that of all but two members of the Peer Group, while its performance in terms of growth in earnings per share was below the average performance of the Peer Group. The Corporation does not use any formula or other specific criterion in awarding bonuses under this Plan based on the Corporation's performance in any or all of these areas. Notwithstanding corporate performance, no awards may be paid unless there are also aggregate dividends declared for a plan year which exceed six percent of average stockholders' equity. For 1997, payments under this plan to the 12 executive officers who participated in the plan aggregated $1,781,000.

     Stock Options

     Under the Corporation's 1996 Long-Term Incentive Plan, which has been approved by the Corporation's stockholders, the Compensation Committee may make cash and stock-based awards (such as grants of stock options and performance awards). Stock options are designed to align the interests of the Corporation's officers with those of its stockholders. These options are granted with an exercise price equal to the last sale price of the Corporation's common stock on the date of grant, and normally vest in as early as one year and as long as four years. No re-pricing of the Corporation's stock options has ever occurred, other than to reflect the effect of stock dividends. Since the full benefits of these options cannot be realized unless the Corporation's stock price appreciates over time, the creation of stockholder value is facilitated. In granting stock options, the Corporation does not consider the number of options previously granted to an executive officer, but does consider new duties and responsibilities the executive officer has assumed during the year. The Corporation does not employ any formula in awarding options.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of compensation paid to certain executive officers in a taxable year to $1 million plus performance-based and other qualifying compensation. Payments under the Profit-Sharing Bonus Plan and the Executive Incentive Compensation Plan do not qualify for that performance-based exemption. However, under the transition provisions of the regulations promulgated under Section 162(m), compensation attributable to options granted under the Corporation's 1992 Long-Term Incentive Plan and its previous stock option plans qualify as performance-based. The Compensation Committee has not otherwise adopted any policies under Section 162(m) with respect to compensation paid to the Corporation's executive officers.

     Compensation of Chief Executive Officer

     Mr. Cecala's compensation for 1997 was based on his performance in his first full year as Chairman of the Board and Chief Executive Officer. In establishing Mr. Cecala's compensation, the Compensation Committee considered the same basic factors as those described above for all members of the Corporation's senior management. In addition, the Compensation Committee specifically considered: (1) the Corporation's performance vs. the Peer Group in return on assets and return on equity; (2) the base salaries paid to top executives at institutions in the Peer Group; (3) the completion of the current stage in the organization's broad-based strategic planning process involving participation by several levels of the Corporation's management; and (4) the movement under this process to expand significantly the geographic outreach of the fee-based business of the Corporation. No formula was used and no precise weight was assigned to any of these factors.

                                                   Robert C. Forney (Chairman)
                                                   Richard R. Collins
                                                   Charles S. Crompton, Jr.
                                                   Hugh E. Miller
                                                   Stacey J. Mobley

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Robert C. Forney (Chairman), Richard R. Collins, Charles S. Crompton, Jr., Hugh E. Miller and Stacey J. Mobley. No current member of the Compensation Committee is a current or past officer or employee of the Corporation or any subsidiary of the Corporation. No executive officer of the Corporation serves as a member of the compensation committee or the Board of Directors of any other company whose members include any individual who also serves on the Corporation's Board of Directors or the Compensation Committee. The law firm of which Mr. Crompton is a member performs certain legal services on behalf of the Corporation from time to time. Messrs. Collins, Crompton, Forney and Miller have indebtedness outstanding on loans made by the Bank in the ordinary course of business on the same terms, including interest rate and collateral, as those prevailing for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Commission and the National Association of Securities Dealers Automated Quotation System. Directors, executive officers and greater-than-ten-percent shareholders are required by the Commission's regulations to furnish the Corporation with copies of all forms which they file under Section 16(a).

     Based on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that all such filing requirements applicable to its directors and executive officers during 1997 were complied with, except that a purchase of the Corporation's stock by Mr. Bolling was not reported on a timely basis. That purchase subsequently was reported on Form 4.

DIRECTORS' COMPENSATION

     During the year ended December 31, 1997, directors of the Corporation who are not officers of the Corporation received an annual retainer of $15,000, in addition to a $1,200 fee for each Board of Directors' meeting attended, a $1,000 fee for each Executive Committee meeting attended and an $800 fee for each Audit or Compensation Committee meeting attended. A total of seven Board of Directors' meetings and 14 meetings of committees of the Board of Directors were held in 1997. The aggregate directors' fees and retainers the Board of Directors earned for 1997 totaled $463,600. Directors who are officers of the Corporation receive no additional compensation for service on the Board of Directors or on any committee of the Board of Directors.

     Under the Corporation's 1996 Long-Term Incentive Plan, each director is paid the first half of his or her annual retainer, and may elect to receive the balance of his or her annual retainer, in the Corporation's common stock. Under the Corporation's Directors' Deferred Fee Plan, directors may elect annually to defer receipt of the cash portion of their directors' fees until their retirement or other termination of their service as directors. If a director elects to so defer receipt of his or her directors' fees, he or she may elect to earn a yield on the deferred portion based on (1) yields paid on certain of the Bank's deposit products and/or (2) changes in the price of the Corporation's common stock, together with dividends thereon.
                            ------------------------

                                  PROPOSAL TWO

                          RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS
                            ------------------------

     The firm of Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania, served as independent public accountants for the Corporation for the fiscal year ended December 31, 1997. That firm also has been retained by the Board of Directors as independent public accountants to examine the financial statements of the Corporation and its wholly-owned subsidiaries for the year ending December 31, 1998, and to perform other accounting services. It is expected that a member of the firm will be present at the Annual Meeting, with the opportunity to make a statement if he or she desires, and will respond to appropriate questions.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Corporation's common stock issued and outstanding and entitled to vote on the Record Date will be required for ratification of the selection of the Corporation's independent public accountants.

     The Board of Directors recommends that stockholders vote FOR this proposal.

                          TRANSACTIONS WITH MANAGEMENT

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with its directors, officers and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk or collectibility or present other unfavorable features.

     During 1997, the firms of Richards, Layton & Finger, P.A., of which Thomas
P. Sweeney, a director of the Corporation, is a member, Morris, Nichols, Arsht and Tunnell, of which Andrew B. Kirkpatrick, Jr., a director of the Corporation, is of counsel, and Potter, Anderson & Corroon, of which Charles S. Crompton, Jr., a director of the Corporation, is a member, rendered legal services to the Corporation.

                           AVAILABILITY OF FORM 10-K

     THE CORPORATION IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K WITH THE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997. UPON RECEIPT OF A WRITTEN REQUEST FROM ANY PERSON WHOSE PROXY IS SOLICITED, THE CORPORATION WILL FURNISH A COPY OF THIS REPORT WITHOUT CHARGE. PLEASE ADDRESS YOUR REQUEST TO THOMAS P. COLLINS, VICE PRESIDENT AND SECRETARY, WILMINGTON TRUST CORPORATION, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DELAWARE 19890.

                           PROPOSALS OF STOCKHOLDERS

     Under the Commission's rules, the date by which proposals of stockholders intended to be presented at the 1999 annual stockholders' meeting must be received by the Corporation for inclusion in its proxy statement and form of proxy relating to that meeting is January 20, 1999.

     Under the Corporation's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual stockholders' meeting. These procedures provide, generally, that stockholders desiring to make nominations for directors and/or to bring a proper subject of business before the meeting must do so by a written notice timely received by the Corporation's Secretary not later than (1) 60 days in advance of the meeting if the meeting is held on a day which is within 30 days preceding the anniversary of the previous year's annual stockholder's meeting, (2) 90 days in advance of the meeting if the meeting is held on or after the anniversary of the previous year's annual stockholders' meeting and (3) with respect to any other stockholders' meeting, by the close of business on the tenth day following the date of public disclosure of the date of that meeting. That notice must contain the name and address of the stockholder and a representation that the stockholder is a holder of record and intends to appear in person or by proxy at the meeting. If the notice relates to a nomination for director, it also must set forth the name and address of any nominee(s), all arrangement or understandings between the stockholder and each nominee, and any other person(s), naming such person(s), pursuant to which the nomination(s) are to be made, other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the Commission's proxy rules if such nominee had been nominated by the Board of Directors, and the consent of each nominee to serve. Notice of an item of business must include a brief description of the proposed business and any material interest of the stockholder in that business. The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the procedures described above.

     It is presently expected that the Corporation's 1999 annual stockholders' meeting will be held on May 20, 1999. In that event, any advance notice of nominations for directors and/or items of business (other than proposals intended to be included in the Corporation's proxy statement and form of proxy (which, as noted above, must be received by January 20, 1999), must be given by stockholders by March 22, 1999. However, the Corporation retains the right to change this date as it may determine in it sole discretion. Copies of the Corporation's Bylaws are available from the Secretary.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matter to be brought before the stockholders at the Annual Meeting. If, however, any other matter not now known is properly brought before that meeting, the persons named in the accompanying proxy will vote the shares of the Corporation's common stock represented by all properly executed proxies on such matters in such manner as a majority of the Board of Directors may determine.

     By order of the Board of Directors.

                                                    WILMINGTON TRUST CORPORATION
                                     [LOGO]         Rodney Square North
PROXY                              WILMINGTON       1100 North Market Street
                                     TRUST          Wilmington, DE 19890-0001

     PROXY SOLICITED BY BOARD OF DIRECTORS OF WILMINGTON TRUST CORPORATION for Annual Stockholders' Meeting to be held at the Wilmington Trust Plaza, Mezzanine Level, 302 West Eleventh Street, Wilmington, Delaware, on May 21, 1998 at 11 A.M.

     The undersigned hereby appoints David R. Gibson and Thomas P. Collins and each of them as proxy to vote the common stock of the undersigned upon the nominees for director (Class of 2001: Charles S. Crompton, Jr., H. Stewart Dunn, Jr., Edward B. du Pont, R. Keith Elliott, Stacey J. Mobley and H. Rodney Sharp, III), upon the other items shown on the reverse side hereof which are described in the Proxy Statement and upon all other matters which may come before the 1998 Annual Stockholders' Meeting of Wilmington Trust Corporation and any adjournment or postponement thereof.

     You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted by the proxies unless you sign and return this card.

            (Continued, and to be signed and dated on reverse side)

  [LOGO]
WILMINGTON
   TRUST

To Our Stockholders,

You are cordially invited to attend our Annual Stockholders' Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 11:00 A.M. on Thursday, May 21, 1998.

At the Annual Meeting, we will review Wilmington Trust's performance and answer any questions you may have. The enclosed Proxy Statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the Proxy Statement, please sign, date and indicate your vote for the items listed on the Proxy Card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.

Thank you for your prompt response.

                                                                      Sincerely,

                                                                   Ted T. Cecala
                                                       Chairman of the Board and
                                                         Chief Executive Officer

    Wilmington Trust Corporation Rodney Square North 11 North Market Street
                           Wilmington, DE 19890-0001

                             - Please detach here-
--------------------------------------------------------------------------------

                          (Continued from other side)

/X/ Please mark votes as in this example.

THE ITEMS SHOWN BELOW ARE DESCRIBED IN THE PROXY STATEMENT.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING BOARD OF DIRECTORS'
PROPOSALS:

1.  Election of Directors

          / / FOR        / / WITHHELD

    FOR directors, except vote withheld from the following nominees:

          / / _________________________________________________________________

2.  Selection of Independent Accountants

          / / FOR        / / AGAINST        / / ABSTAIN

THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 IF NO CHOICE IS SPECIFIED.

This proxy also delegates discretionary authority to vote with respect to all other matters which may properly come before the Annual meeting and any adjournment or postponement thereof.

                                   The undersigned hereby revokes all prior proxies for the 1988 Annual Stockholders' Meeting, and hereby acknowledges receipt of notice of that meeting and the Proxy Statement and Annual Report of Wilmington Trust Corporation furnished therewith.

                                   _____________________________________________
                                   (Signature)                            (Date)

                                   _____________________________________________
                                   (Signature)                            (Date)

                                   (If shares are registered in more than one name, all owners should sign. If signing in a fiduciary capacity, including as attorney-in-fact, administrator, executor, guardian, trustee, or in any other similar representative capacity, please give full title and attach evidence of authority. If a corporation, please sign with full corporate name by a duly authorized officer and affix the corporation's seal.)

                                   PLEASE COMPLETE, SIGN AND MAIL THIS PROXY IN
                                   THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                             - Please detach here-
--------------------------------------------------------------------------------